
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Investor Presentation 1Q-2023

Gregg Sengstack, Chairperson and CEO

Jeff Taylor, VP – Chief Financial Officer

February 2023

Franklin Electric

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2022, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Strong balance sheet with **net debt-to-EBITDA ~0.6x** and opportunity for investment

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles;** focus on increasing transparency

1) At 12/31/21



Franklin Electric Segment Overview (Revenue FY 2022)

WATER SYSTEMS
$1,158M (54%)


GROUNDWATER
51%


WATER TREATMENT
14%


GREYWATER
6%


LARGE DEWATERING
12%


CONDENSATE AND OTHER INDUSTRIAL
17%

DISTRIBUTION
$668M (31%)


WATER WELL


WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
TREATMENT

FUELING SYSTEMS
$334M (15%)


FUELING SYSTEMS

Franklin Electric



Performance by Segment[1,2]

WATER SYSTEMS	DISTRIBUTION	FUELING SYSTEMS
NET SALES GROWTH	**NET SALES GROWTH**	**NET SALES GROWTH**
Q4 2022 YoY	**Q4 2022 YoY**	**Q4 2022 YoY**
$281.3M up 9%	$148.9 up 27%	$85.5M up 8%
(15% organic growth)	*(12% organic growth)*	*(10% organic growth)*
FY 2022 YoY [1]	**FY 2022 YoY**	**FY 2022 YoY**
$1,157.5M up 20%	$668.1M up 34%	$334.1M up 16%
(21% organic growth)	*(20% organic growth)*	*(17% organic growth)*
MARKET OPPORTUNITY	**MARKET OPPORTUNITY**	**MARKET OPPORTUNITY**
>$6.0B	>$2.0B	>$0.9B

Strategic Rationale

Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments

[1] Market opportunity based on management estimates [2] Organic growth excludes acquisitions for one year and the impact of foreign currency translation



Franklin Electric

Global Presence & Opportunity

On a daily basis, the world uses…

~3 Trillion gallons of fresh water

~1 Billion gallons of fuel

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

Global footprint

~6,500 employees

~20 countries

6 continents


GLOBAL HEADQUARTERS
MANUFACTURING FACILITIES
OFFICE/WAREHOUSE FACILITIES

Franklin Electric 2022 Sustainability Report

Franklin Electric

Water Systems

WATER SYSTEMS

Residential, agricultural, municipal and industrial applications

Water Treatment

- High fragmentation of water treatment providers in North America driving organic and inorganic growth
- Five acquisitions since 3Q'2019
- FELE Water Treatment Platform is over $175M in Annual Sales

Headwater Distribution

- Extending our position in groundwater – four acquisitions since 2017
- Includes 2020 acquisition of Gicon Pump & Equipment– access to largest groundwater market in U.S.

Water treatment brands acquired

AQUA SYSTEMS
PURONICS
Hellenbrand
Waterite
First 1 Sales
AVID
STERLING WATER TREATMENT
B&R Industries, Inc.

Headwater Distribution



HEADWATER COMPANIES
BRANCH LOCATIONS



Fueling Systems

FUELING SYSTEMS

Leader in fuel pumping, containment, and monitoring and control systems

Fuel Systems

- Advances in petroleum piping and containment systems, electronic leak detection and overfill protection enable providers to safely keep up with the world's liquid fuel needs
- Continued rise of global vehicle use leading to more investment in fueling stations and increased demand for supportive infrastructure across both ICEs and EVs

Grid Solutions

- Intelligent electronic devices designed for online monitoring for the power utility, hydroelectric, and telecommunication and data center infrastructure

Advantageous Position in Transitioning Market

Global passenger vehicle fleet by drivetrain – Economic Transition Scenario



Billion
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2015
2020
2025
2030
2035
2040
Battery electric
Plug-in hybrid
Fuel cell
Hybrid
Internal combustion

*BloombergNEF EV Outlook 2022







Corporate Stewardship

Our Vision
To be an indispensable partner to our customers

Our Goal
To accomplish these objectives in ways that deliver value to our customers and shareholders

Commitment to Safety
Promote a culture of continuous health and safety training
- Engagement across all levels
- Prioritize employee health and wellness
- Actively monitoring progress by Senior Management

Operational Integrity
Ensuring proper practices and ethics throughout our business and relationships
- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Franklin Electric

Continuous Improvement
Measure ESG impact & drive improvement
- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement
- Published three Sustainability Reports to date since October 2020

Board-Level Oversight
Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets
- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Strategic Priorities

Continue to drive organic growth

- Customer-focused innovation
- Enhance position in industrial channel
- 10 year Developing Region Growth CAGR of 7%
- Drive synergies through the entire U.S. Groundwater Pro channel

Maintain competitive advantages that lead to operational efficiencies

- Extend leadership position via quality, availability and cost
- Optimize distribution network and manufacturing footprint
- Become global DCX leader for customers

Identify opportunities for inorganic growth

- Proven track record of successful acquisitions
- Disciplined acquisition and integration processes
- Priorities: Water Treatment, Grid Solutions, Distribution

Franklin Electric is well positioned to drive long-term shareholder returns

Capital Allocation Performance & Priorities


Share Repurchases 15%
CAPEX 27%
Dividends 18%
2007 – 2022 FCF Deployment
Acquisitions 40%

Priorities for Cash Deployment

1. Opportunistic approach to acquisitions with **>$700M** in deal capacity (a)
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 9% (2007 to 2022)
4. Opportunistic share repurchases

(a) At 12/31/22

Franklin Electric



Acquisitions are a critical engine for growth

Key Priorities	Outcomes
Product Line Extensions	More FELE-branded products in distribution
Geographic Expansion	New platforms and bolt-ons to extend reach

Criteria

- ✓ ***Demonstrated ability to grow and drive incremental operating margins***
- ✓ ***Focus on risk adjusted IRR and EPS accretion***
- ✓ ***Historic cash flow multiples of 6 to 8 times***


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Financial Performance Summary

Franklin Electric

Franklin Electric



Financial Performance Summary

Consolidated Sales ($M)



$1,298
$1,315
$1,247
$1,662
$2,044
2018
2019
2020
2021
2022

EPS (Before Restructuring)



$2.26
$2.07
$2.18
$3.26
$4.00
2018
2019
2020
2021
2020

12%
NET REVENUE
CAGR
FY2018-2022

15%
EPS
(BEFORE RESTRUCT.)
CAGR
FY2018-2022

16.4%
ROIC[1]
2022

[1]ROIC based on after-tax calculation



Cash Generation & Returns

Net Income ($M)



$106
$96
$101
$155
$189
2018
2019
2020
2021
2022

Free Cash Flow ($M)[1]



$107
$156
$189
$101
$60
2018
2019
2020
2021
2022

Free Cash Flow Conversion



101%
163%
187%
65%
32%
2018
2019
2020
2021 3
2022 3

ROIC[2]



12.2%
12.0%
12.6%
13.8%
16.4%
2018
2019
2020
2021
2022

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC net of cash based on after-tax calculation [3] Invested in Working Capital in 2021 and 2022 to support strong growth



Organic Sales Growth [1]



Water
Fueling
Distribution
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
8.1%
15.0%
3.1%
-0.1%
3.5%
0.1%
-2.5%
-16.7%
12.5%
18.6%
17.1%
35.4%
21.5%
17.4%
19.6%
2018
2019
2020
2021
2022

[1] Excludes acquisitions for one year and the impact of foreign currency translation.


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

For More Information:

Jeff Taylor, VP – CFO, Franklin Electric Co. Inc.

jeffery.taylor@fele.com. 260-827-5520

Franklin Electric